Filed pursuant to Rule 497(e)

Registration No. 033-48907

BMO FUNDS, INC.

BMO LGM Emerging Markets Equity Fund

(the “Fund”)

Supplement dated November 26, 2019 to the Prospectus dated April 1, 2019, as supplemented

The information in the Prospectus under “Fund Summary – BMO LGM Emerging Markets Equity Fund – Management of the Fund – Portfolio Managers” is replaced with the following:

Portfolio Managers. Irina Hunter and Rishikesh Patel co-manage the Fund. Ms. Hunter, a Portfolio Manager at LGM Investments, joined Lloyd George Management (together with LGM Investments and its subsidiaries, “LGM”) in 2007 and has co-managed the Fund since 2011. Mr. Patel, a Portfolio Manager at LGM Investments, joined LGM in 2006 and has co-managed the Fund since 2016.

The information regarding the Fund in the Prospectus under “BMO Funds Information – Portfolio Managers” is replaced with the following:

LGM EMERGING MARKETS EQUITY FUND: LGM Investments and its affiliate LGM(HK) have managed the LGM EMERGING MARKETS EQUITY FUND since December 2011. Irina Hunter and Rishikesh Patel co-manage the Fund. Both members of the team share investment decision making responsibilities with respect to the Fund.

•	Ms. Hunter has co-managed the Fund since December 2011. She joined LGM in 2007 where she serves as a Senior Portfolio Manager.
•	Mr. Patel has co-managed the Fund since March 2016. He joined LGM in 2006 where he currently serves as a Portfolio Manager.

Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this supplement with your Prospectus for future reference.